UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2022

JUPITER WELLNESS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUPW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Warrants,each exercisable for one share of Common Stock at $8.50 per share	JUPWW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

As previously disclosed in its Form 8-K filed with Securities and Exchange Commission on December 14, 2021, Jupiter Wellness, Inc. (the “Company”) is party to that certain Security Agreement and those certain Notes (the “Transaction Documents”) with Next Frontier Pharmaceuticals, Inc., a Delaware corporation (“NFP”), NFP’s parent company, Next Frontier Holdings, Inc., a Delaware corporation, and NFP’s subsidiary companies, Benuvia Manufacturing, Inc., a Delaware corporation, Benuvia Therapeutics, LLC, a Delaware limited liability company, Benuvia Manufacturing, LLC, a Delaware limited liability company, and Benuvia Therapeutics IP LLC, a Delaware limited liability company (collectively, the “Debtors”). On July 25, 2022, Jupiter Wellness, Inc. (the “Company”) entered into a forbearance and settlement agreement (the “Agreement”) with the Debtors relating to the Transaction Documents.

Pursuant to the Agreement, the Company has agreed to forbear from exercising any of its rights and remedies against the Debtors under the Transaction Documents in exchange for (i) $1,000,000 in cash on or before August 15, 2022; (ii) $1,000,000 in cash on or before September 15, 2022; and (iii) $1,000,000 in cash on or before October 15, 2022. Further, upon the completion of NFP’s contemplated SPAC Merger, the Debtors shall deliver the Company 8% of NFP’s common stock.

This description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Forbearance Agreement filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On July 25, 2022, the Company issued a press release (the “Press Release”) relating to the Agreement. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
99.1	Press Release
10.1	Forbearance Agreement
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2022

JUPITER WELLNESS, INC.

By:	/s/ Brian John
Brian John
Chief Executive Officer